Exhibit 4.1

DELAWARESEAL 2006 CORPORATE Novan, Inc. PRESIDENT AND CHIEF EXECUTIVE OFFICER CHIEF FINANCIAL OFFICER AUTHORIZED SIGNATURE TRANSFER AGENT AND REGISTRAR (Brooklyn, NY) AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC BY: COUNTERSIGNED AND REGISTERED: transferable on the books of the Corporation in person or by its duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. DATED NOVAN, INC. FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.0001 PAR VALUE PER SHARE, OF is the owner of THIS CERTIFIES THAT SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE NOVAN, INC.

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. SIGNATURE(S) GUARANTEED: NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) ASWRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. X X Dated to transfer the said shares of Common Stock on the books of the Corporation, with full power of substitution in the premises. attorney of Common Stock of the Corporation represented by this Certificate and does hereby irrevocably constitute and appoint shares (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OFASSIGNEE HEREBY SELLS, ASSIGNS FOR VALUE RECEIVED, AND TRANSFERS UNTO Additional abbreviations may also be used though not in the above list. (State) (Cust) (Minor) Act under Uniform Gifts to Minors as tenants in common UNIF GIFT MIN ACT– Custodian as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common TEN COM TEN ENT JT TEN The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: